DUE FROM A DIRECTOR	6 Months Ended
Sep. 30, 2025
Due From Director
DUE FROM A DIRECTOR

7. DUE FROM A DIRECTOR

As of September 30, 2025, the amount due from a director, Mr. Thomas Ma, totaled $107,728. From time to time, Mr. Ma pays certain operating expenses on behalf of the Company. The balance represents expenses that have not yet been reimbursed by the Company, which is unsecured, interest-free, and repayable on a reimbursement basis. The balance was subsequently settled after the balance sheet date and prior to the date of this filing. Considering the business purpose and the subsequent settlement, the Company assesses that it does not violate the SOX 402 or any other SEC rules.